SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 8, 2006


                               SAPIENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        0-28074                                           04-3130648
(Commission File Number)                    (I.R.S. Employer Identification No.)

            25 First Street
             Cambridge, MA                                   02141
(Address of Principal Executive Offices)                   (Zip Code)

                                 (617) 621-0200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On August 8, 2006, Sapient Corporation (the "Company") entered into a separation agreement (the "Agreement") with J. Stuart Moore, its former Co-Chief Executive Officer. As previously stated on a Form 8-K, filed June 7, 2006, Mr. Moore shall remain a Co-Chairman of the Company's Board of Directors (the "Board"). The Agreement provides that Mr. Moore shall forgo receipt of all Board related compensation in exchange for post-employment benefits from the Company. The Company will pay 100% of the COBRA medical insurance premiums for Mr. Moore and his dependents until July 31, 2021 and 100% of Mr. Moore's COBRA dental insurance premiums until January 31, 2008. The Company will also continue to provide Mr. Moore with an office, support services and a Company credit card for use in connection with Company-related travel and expenditures.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 11, 2006                          SAPIENT CORPORATION
                                                   (Registrant)


                                               By: /s/ Kyle A. Bettigole
                                                   -----------------------------
                                                   Corporate Counsel & Assistant
                                                   Secretary